UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2012

FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.

(Exact name of Registrant as specified in its charter)

Maryland	0-31957	38-0135202
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 S. Second Ave., Alpena, Michigan 49707

(Address of principal executive offices)

(989) 356-9041

Registrant's telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 16, 2012, First Federal of Northern Michigan Bancorp, Inc. (the “Company”) held its Annual Meeting of Shareholders. At the Annual Meeting, shareholders considered the election of directors and the ratification of independent registered public accountants. A breakdown of the votes cast is set forth below.

1.	The election of directors	For	Withheld	Broker non-votes

	Gary C. VanMassenhove	1,504,438	60,192	923,108

	Thomas R. Townsend	1,532,474	32,156	923,108

2. The ratification of the appointment of Plante & Moran, PLLC as the Company’s independent registered public accountants for the year ending December 31, 2012.

For	Against	Abstain

2,478,448	6,735	2,555

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions: None

(d)	Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.

Date: May 16, 2012	By:	/s/ Amy E. Essex
Amy E. Essex Chief Financial Officer, Treasurer and Corporate Secretary (Duly Authorized Representative)